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                                                                  EXHIBIT 10.Z.1


                             AMENDMENT NO. 2 TO THE
                             SUPPLEMENT NO. 1 TO THE
                               EL PASO CORPORATION
                           EMPLOYEE SEVERANCE PAY PLAN

         Exhibit A of Supplement No. 1 to the El Paso Corporation Employee Severance Pay Plan effective as of January 1, 2003, as amended (the "Supplement No. 1"), is hereby amended, as attached, to remove certain individuals who are no longer eligible to be covered by Supplement No. 1 effective as of June 1, 2003.

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on the 31st day of May, 2003.



                                            EL PASO CORPORATION


                                            By: /s/ David E. Zerhusen
                                                --------------------------------
                                                David E. Zerhusen
                                                Its Executive Vice President
                                                Administration

Attest:


         /s/ David L. Siddall
-----------------------------------------------------
         Corporate Secretary



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                                    Exhibit A
              Eligible Employees Covered by Supplement No. 1 to the
                     El Paso Corporation Severance Pay Plan
                              (as of May 31, 2003)


Robert W. Baker
Jeffery I. Beason
Norma F. Dunn
Rodney D. Erskine
Peggy A. Heeg
Robert G. Phillips
D. Dwight Scott
John W. Somerhalder II


Acknowledged and Accepted effective the 31st day of May, 2003.


By:  /s/ David E. Zerhusen
   ---------------------------------
   David E. Zerhusen
   Its Executive Vice President
   Administration